ACQUISITION OF NOUMENA (Tables)	12 Months Ended
Dec. 31, 2013
Pro Forma Financial Information
	For the years ended
	December 31,
	2011	2012
	(unaudited)	(unaudited)

Revenues	$160,723,554	$186,949,412
Net (loss) income	$(8,227,818)	$26,161,809
(Loss) income per share - basic	$(0.01)	$0.02
(Loss) income per share - diluted	$(0.01)	$0.02

Noumena [Member]
Schedule of Business Acquisition

Total consideration estimated at acquisition date:

Cash consideration	$14,880,600
Fair value of ordinary shares issued (determined based on the market closing price of the Company's ADSs at the acquisition date after lock up discount)	4,230,000
Total	$19,110,600

The purchase price was allocated based on the estimated total consideration at the acquisition date as follows:

Tangible assets acquired (including cash of $586,701)	$669,600
Acquired intangible assets
Product technologies	3,487,524
Goodwill	14,953,476
Total	$19,110,600